Exhibit 10.26

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF DECEMBER 19, 2006 AMONG VERTICALNET, INC., THE SENIOR NOTEHOLDERS PARTY THERETO (THE “SENIOR CREDITORS”) AND RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO; AND RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith and including all attachments, exhibits and schedules hereto, the “Agreement”), dated as of December 19, 2006, made by VERTICALNET, INC., a Pennsylvania corporation (the “Company”) and each of its domestic Subsidiaries now or hereafter a party hereto (individually and collectively with the Company, “Grantor”), in favor of RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO (the “Secured Party”).

WHEREAS, the Company has issued a promissory note to the Secured Party (the “Note”) pursuant to a Note Purchase Agreement, dated as of May 15, 2006 (the “Purchase Agreement”), by and among the Company and the Secured Party;

WHEREAS, Section 14(g) of the Note provides that if the Company does not obtain the consent of the Senior Creditors to permit the Company to grant subordinated Liens and security interests to the Secured Party in all assets of the Company and of its Subsidiaries on or before January 31, 2007, the Secured Party may declare the outstanding Principal of, and all accrued Interest on, and any other amounts due under the Note immediately due and payable;

WHEREAS, the Company has obtained the consent of the Senior Creditors to the execution and delivery of this Agreement;

WHEREAS, the Secured Party and the Company agree that each Grantor execute and deliver to the Secured Party this Agreement providing for the grant to the Secured Party of a continuing security interest in all personal property and assets of each Grantor, all in substantially the form hereof to secure all Obligations (hereinafter defined); and

WHEREAS, the Company, each Grantor and the Secured Party agree that the execution and delivery of this Agreement fully satisfies the Company’s obligations pursuant to Section 14(g) of the Note and as a result the Secured Party cannot declare the Note and any other amounts due under the Note due and payable pursuant to the terms of Section 14(g) of the Note.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I. Definitions

Section 1.1. Definition of Terms Used Herein. All capitalized terms used herein and not defined herein have the respective meanings provided therefor in the Purchase Agreement or the Note, as applicable. All terms defined in the Uniform Commercial Code (hereinafter defined) as in effect from time to time and used herein and not otherwise defined herein (whether or not such terms are capitalized) have the same definitions herein as specified therein.

Section 1.2. Definition of Certain Terms Used Herein. As used herein, the following terms have the following meanings:

“Collateral” means all accounts receivable of each Grantor and all personal and fixture property of each Grantor every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, or other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent licenses, patent applications, trademarks, trademark licenses, trademark applications, trade names, copyrights, copyright licenses, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which such Grantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of such Grantor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all books and records, software, writings, plans, specifications and schematics; and all proceeds and products of each of the foregoing. Notwithstanding any of the foregoing, “Collateral” shall not include Excluded Collateral.

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

“Event of Default” has the meaning specified in the Note.

“Excluded Collateral” means any of the following: (i) all of the Company’s rights, title and interest in, to and under that certain Directors, Officer and Corporate Liability Insurance Policy No. 14-MGU-04-A3710, effective February 11, 2004 through February 11, 2005, 12:01 AM (the “Policy”) issued by U.S. Specialty Insurance Company (the “Insurer”); (ii) all claims and causes of action resulting from that certain action filed against the Company by Jodek Charitable Trust, R.A. (docketed at No. 04-CV-04455 in the United States District Court for the Eastern District of Pennsylvania) (the “Action”) and resulting from and arising under, out of or relating to, in any fashion, the Policy, including but not limited to the Insurer’s actions and inactions under the Policy; the Insurer’s denial of coverage, disclaiming of coverage or limitation or coverage under the Policy for the claims asserted in the Action; the Insurer’s refusal to cover and pay any amount that may be agreed upon by the parties to the Action in the settlement thereof (the “Settlement Amount”), and the Insurer’s refusal to contribute to the Settlement Amount, as well as claims against the Insurer for bad faith, including but not limited to claims under 42 Pa.C.S. Section 8371 (all of the foregoing, the “Insurance Claims”); and (iii) all proceeds and products of the foregoing.

“Indemnitees” has the meaning specified in Section 7.5(b).

“Lien” means: (i) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (ii) to the extent not included under clause (i), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (iii) any contingent or other agreement to provide any of the foregoing.

“Note” has the meaning assigned to such term in the first recital of this Agreement.

“Obligations” means all indebtedness, liabilities, obligations, covenants and duties of the Company and each other Grantor to the Secured Party of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising under the Note.

“Registered Organization” means an entity formed by filing a registration document with a United States Governmental Authority, such as a corporation, limited partnership or limited liability company.

“Security Interest” has the meaning specified in Section 2.1 of this Agreement.

“Uniform Commercial Code” means the Uniform Commercial Code from time to time in effect in the Commonwealth of Pennsylvania.

ARTICLE II. Security Interest

Section 2.1. Security Interest. As security for the payment and performance, in full of the Obligations, and any extensions, renewals, modifications or refinancings of the Obligations, each Grantor hereby conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Secured Party, and hereby grants to the Secured Party, its successors and assigns, a security interest in, all of such Grantor’s right, title and interest in, to and under the Collateral (the “Security Interest”).

Section 2.2. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of each Grantor with respect to or arising out of the Collateral.

ARTICLE III. Representations and Warranties

Each Grantor represents and warrants to the Secured Party that:

Section 3.1. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder and has full power and authority to grant to the Secured Party the Security Interest and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

Section 3.2. Filings; Actions to Achieve Perfection. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Secured Party for filing in the appropriate office in the jurisdiction specified in Schedule 3.2, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Party in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of a Grantor’s name, location, identity or corporate structure. Each Grantor’s name is listed on Schedule 3.2 attached hereto identically to how it appears on such Grantor’s articles of incorporation or other organizational documents.

Section 3.3. Validity and Priority of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject only to the filings described in Section 3.2 above and the Permitted Liens (as such term is defined in the Note), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registration in the United States pursuant to the Uniform Commercial Code or other applicable law in the United States (or any political subdivision thereof) and its territories and possessions or any other country, state or nation (or any political subdivision thereof). The Security Interest is and shall be subordinate to any other Permitted Lien on any of the Collateral.

Section 3.4. Absence of Other Liens. Each Grantor’s Collateral is owned by such Grantor free and clear of any Lien other than Permitted Liens. Without limiting the foregoing and except as set forth on Schedule 3.4 to this Agreement, no Grantor has filed or consented to any filing described in Schedule A in favor of any Person other than the Secured Party, nor permitted the granting or assignment of a security interest or permitted perfection of any security interest in the Collateral in favor of any Person other than the Secured Party.

Section 3.5. Valid and Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

ARTICLE IV. Covenants

Section 4.1. Change of Name; Location of Collateral; Place of Business, State of Formation or Organization.

(a) Each Grantor shall notify the Secured Party in writing promptly of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office or facility), (iii) in its identity or corporate structure such that a filed filing made under the Uniform Commercial Code becomes misleading or (iv) in its Federal Taxpayer Identification Number. In extension of the foregoing, each Grantor shall not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Secured Party to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

(b) Without limiting Section 4.1(a), without the prior written consent of the Secured Party in each instance, no Grantor shall change its (i) principal residence, if it is an individual, (ii) place of business, if it has only one place of business and is not a Registered Organization, (iii) principal place of business, if it has more than one place of business and is not a Registered Organization, or (iv) state of incorporation, formation or organization, if it is a Registered Organization.

Section 4.2. Records. Each Grantor shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Secured Party may reasonably request, promptly to prepare and deliver to the Secured Party a duly certified schedule or schedules in form and detail satisfactory to the Secured Party showing the identity, amount and location of any and all Collateral.

Section 4.3. Notice of Changes. In the event there should at any time be any change in the information represented and warranted herein or in the documents and instruments executed and delivered in connection herewith, each Grantor shall immediately notify the Secured Party in writing of such change (this notice requirement shall be in extension of and shall not limit or relieve any Grantor of any other covenants hereunder).

Section 4.4. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Secured Party in the Collateral and the priority thereof against any Lien other than the Permitted Liens.

Section 4.5. Inspection and Verification. The Secured Party and such persons as the Secured Party may reasonably designate shall have the right to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss each Grantor’s affairs with the officers of such Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of collateral in the possession of any third Person, by contacting any account debtor or third Person possessing such Collateral for the purpose of making such a verification. Out-of-pocket expenses in connection with any inspections by representatives of the Secured Party shall be (a) the obligations of each Grantor with respect to any inspection after the Secured Party’ demand payment of the Note or (b) the obligation of the Secured Party in any other case.

Section 4.6. Taxes; Encumbrances. At their option, the Secured Party may discharge, Liens other than Permitted Liens at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so and each Grantor shall reimburse the Secured Party on demand for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Secured Party to cure or perform, any covenants or other obligation of any Grantor with respect to any Lien or maintenance or preservation of Collateral as set forth herein.

Section 4.7. Use and Disposition of Collateral. No Grantor shall make or permit to be made an assignment, pledge or hypothecation of any Collateral or shall grant any other Lien in respect of the Collateral without the prior written consent of the Secured Party. No Grantor shall make or permit to be made any transfer of any Collateral, other than the licensing of software in the ordinary course of business and the sale of obsolete or unnecessary equipment, and each Grantor shall remain at all times in possession of the Collateral owned by it, other than with respect to Permitted Liens and other liens approved by the Secured Party.

Section 4.8. Insurance/Notice of Loss. Within a reasonable period of time following the date of this Agreement, each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral. In extension of the foregoing and without limitation, such insurance shall, if requested by the Secured Party, be payable to the Secured Party as loss payee under a “standard” loss payee clause, and the Secured Party shall be listed as an “additional insured” on such Grantor’s general liability insurance. Such insurance shall not be terminated, cancelled or not renewed for any reason, including non-payment of insurance premiums, unless the insurer shall have provided the Secured Party at least 30 days prior written notice. Each Grantor irrevocably makes, constitutes and appoints the Secured Party (and all officers, employees or agents designated by the Secured Party) as its true and lawful agent and attorney-in-fact for the purpose, at any time following the Secured Party’s demand for payment of the Note, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that a Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Secured Party may, without waiving or releasing any obligation or liability of such Grantor hereunder, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Secured Party deems advisable. All sums disbursed by the Secured Party in connection and in accordance with this Section, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable upon demand, by each Grantor to the Secured Party and shall be additional Obligations secured hereby. Each Grantor shall promptly notify the Secured Party if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall (i) so long as the Secured Party have not demanded payment of the Note, be disbursed to such Grantor for direct application by such Grantor solely to the repair or replacement of such Grantor’s property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Party as cash collateral for the Obligations. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Secured Party solely to the repair or replacement of such Grantor’s property so damaged or destroyed, or such Grantor may apply all or any part of such proceeds to the Obligations.

Section 4.9. Legend. Each Grantor shall legend, in form and manner satisfactory to the Secured Party, its accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such accounts have been assigned to the Secured Party and that the Secured Party have a security interest therein.

ARTICLE V. Further Assurances; Power of Attorney

Section 5.1. Further Assurances. Each Grantor shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Party may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party.

Section 5.2. Power of Attorney.

(a) Each Grantor hereby irrevocably (as a power coupled with an interest) constitutes and appoints the Secured Party (and all officers, employees or agents designated by the Secured Party), its attorney-in-fact with full power of substitution, for the benefit of the Secured Party,

(i) to take all appropriate action and to execute all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and without limiting the generality of the foregoing, each Grantor hereby grants Secured Party the power to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor, and naming such Grantor as debtor and the Secured Party as secured party; and

(ii) at any time following the Secured Party’s demand for payment of the Note (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of such Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of accounts to any account debtor or any other Person liable for an account; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of such Grantor or to any claim or action against the Secured Party.

(b) The provisions of this Article shall in no event relieve any Grantor of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, by law or otherwise.

ARTICLE VI. Remedies

Section 6.1. Remedies upon Default.

(a) Subject to rights of the Senior Noteholders, upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of its

Collateral to the Secured Party on demand, and it is agreed that the Secured Party shall have the right to take any of or all the following actions at the same or different times (but at all times subject to any Permitted Liens): with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise any Grantor’s right to bill and receive payment for completed work and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that, subject to rights of the Senior Noteholders, the Secured Party shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b) The Secured Party shall give Grantor ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code) of the Secured Party’ intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in their sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Party from any Grantor as a credit against the purchase price, and the Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Party shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all Obligations have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

Section 6.2. Application of Proceeds. The Secured Party shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

(a) FIRST, to the payment of all costs and expenses incurred by the Secured Party in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Purchase Agreement, the Note and the other Transaction Documents;

(b) SECOND, to the payment in full of the Obligations; and

(c) THIRD, to Grantor, their successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

Subject to the foregoing and subject to rights of the Senior Noteholders, the Secured Party shall have absolute discretion as to the time of application of such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Secured Party (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

Section 6.3. Grant of License to Use Intellectual Property. For the purpose of enabling the Secured Party to exercise rights and remedies under this Article at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sub-license any of the Collateral consisting of intellectual property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Secured Party may be exercised, at the option of the Secured Party, only following the Secured Party’ demand for payment of the Note.

ARTICLE VII. Miscellaneous

Section 7.1. Notices. All communications and notices hereunder to any Grantor and to the Secured Party shall (except as otherwise expressly permitted herein) be in writing and delivered to each Grantor or the Secured Party, as the case may be, at the address set forth on the signature pages hereof.

Section 7.2. Security Interest Absolute. All rights of the Secured Party hereunder, the Security Interest and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, the Note, any Transaction Document or any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Note, any Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor in respect of the Obligations or this Agreement.

Section 7.3. Survival of Agreement. All covenants, agreements, representations and warranties made by each Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the making of the loan and the execution and delivery to the Secured Party of the Note, regardless of any investigation made by the Secured Party or on their behalf; and shall continue in full force and effect until this Agreement shall terminate.

Section 7.4. Binding Effect; Several Agreement; Successors and Assigns. This Agreement shall become effective as to each Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Secured Party and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon such Grantor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Secured Party and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Purchase Agreement, the Note or the other Transaction Documents.

Section 7.5. Secured Party’ Fees and Expense; Indemnification.

(a) Each Grantor agrees to pay upon demand to the Secured Party the amount of any and all reasonable expenses, including all reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Party may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Secured Party for any audits conducted by them or on their behalf with respect to the accounts inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Secured Party hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

(b) Each Grantor agrees to indemnify the Secured Party and the agent, contractors and employees of the Secured Party (collectively, the “Indemnitees”) against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery, or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the Purchase Agreement, the Note or the other Transaction Documents, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, the Purchase Agreement, the Note or the other Transaction Documents, or any investigation made by or on behalf of the Secured Party. All amounts due under this Section shall be payable on written demand therefor.

Section 7.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION. THIS AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

Section 7.7. Waivers; Amendment.

(a) No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party hereunder and under the Purchase Agreement are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement, the Purchase Agreement, the Note or the other Transaction Documents or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements, in writing entered into by the Secured Party and each Grantor.

Section 7.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTE. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE PURCHASE AGREEMENT AND THE NOTE, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.9. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Each party shall be entitled to rely on a facsimile signature of any other party hereunder as if it were an original.

Section 7.11. Jurisdiction; Consent to Service of Process.

(a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Pennsylvania State court or Federal court of the United States of America sitting in Philadelphia, Pennsylvania, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Purchase Agreement or the Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Pennsylvania State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement, the Purchase Agreement, the Note or the other Transaction Documents against any Grantor or its properties in the courts of any jurisdiction.

(b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Purchase Agreement, the Note or the other Transaction Documents in any Pennsylvania State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to process in any other manner permitted by law.

Section 7.12. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been paid in full, at which time the Secured Party shall execute and deliver to each Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents which such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Secured Party.

Section 7.13. Prejudgment Remedy Waiver. Each Grantor acknowledges that this Agreement, the Purchase Agreement, the Note and the other Transaction Documents evidence a commercial transaction and that it could, under certain circumstances have the right, to notice of and hearing on the right of the Secured Party to obtain a prejudgment remedy, such as attachment, garnishment and/or replevin, upon commencing any litigation against a Grantor. Notwithstanding, each Grantor hereby waives all rights to notice, judicial hearing or prior court order to which it might otherwise have the right under any state or federal statute or constitution in connection with the obtaining by the Secured Party of any prejudgment remedy by reason of this Agreement, the Purchase Agreement, the Note, the other Transaction Documents or by reason of the Obligations or any renewals or extensions of the same. Each Grantor also waives any and all objection which it might otherwise assert, now or in the future, to the exercise or use by the Secured Party of any right of setoff, repossession or self help as may presently exist under statute or common law.

Section 7.14. Satisfaction of Section 14(g) under the Note. The Secured Party hereby acknowledges and agrees that the execution and delivery of this Agreement by the Grantors evidences the full and complete satisfaction of the obligations of the Company which are set forth in Section 14(g) of the Note and as such obligation has been fulfilled, the Secured Party no longer has any right to declare the Note or any amounts thereunder due and payable pursuant to the terms of the Section 14(g) of the Note.

Section 7.15. SUBORDINATION; Conflict between Subordination Agreement and Security Agreement. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE SECURED PARTY, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT. In the event of a conflict between the terms of this Agreement and the Subordination Agreement, the Subordination Agreement shall control.

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the day and year first written above.

VERTICALNET, INC., a Pennsylvania corporation

By:	/s/ Nathanael V. Lentz
Name:	Nathanael V. Lentz
Title:	President and CEO

Address for Notices for all Grantors:

Verticalnet, Inc.
400 Chester Field Parkway
Malvern, PA 19355
Telephone:	(610) 640-8030
Facsimile:	(610) 240-9470
Attention:	Legal

VERT TECH LLC, a Delaware limited liability company

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

VERTICALNET INTERNATIONAL LLC, a Delaware limited liability company

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

VERTICALNET SOFTWARE, INC., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

VERTICALNET EMPLOYEES I CORP., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

VERTICALNET EMPLOYEES II CORP., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

B2E CONTRACT MANAGEMENT, INC., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

B2E SOURCING OPTIMIZATION, INC., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

RADCLIFFE SPC, LTD. for and on behalf of the Class A Convertible Crossover Segregated Portfolio

By:	RG Capital Management, L.P.

	By:	RGC Management Company, LLC

		By:	/s/Gerald Stahlecker
		Name:	Gerald Stahlecker
		Title:	Managing Director

SCHEDULE 3.2

Grantors and Filing Jurisdictions

Verticalnet, Inc.	Pennsylvania
Vert Tech LLC	Delaware
Verticalnet International LLC	Delaware
Verticalnet Software, Inc.	Delaware
Verticalnet Employees I Corp.	Delaware
Verticalnet Employees II Corp.	Delaware
B2e Contract Management, Inc.	Delaware
B2e Sourcing Optimization, Inc.	Delaware

SCHEDULE 3.4

Absence of Other Liens

The Senior Noteholders are secured by a lien against all of the Collateral.